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EXHIBIT 10.20

                                  BROKER-DEALER
                                SELLING AGREEMENT


         This Broker-Dealer Agreement ("Agreement") is made as of this ??th day of December, 2001, by and between DUCT Utility Construction & Technologies, Inc., a Colorado corporation ("Issuer" or "DUCT") and Hotovec, Pomeranz & Co., a California corporation ("Broker-Dealer").

                                    Recitals:
                                    ---------

A. Whereas, DUCT provides project management, construction and the installation of communications systems for the fiber optic and cable industries ; and,

B. Whereas, Issuer desires to seek offers (the "Offering") of various security structures (the "Securities") for total gross proceeds of up to $15,000,000, as more particularly described in the transaction documents which will be prepared when a term sheet is executed by DUCT and the investing party ("Transaction Document"); and

C. Whereas, the Broker-Dealer is engaged in the business of selling securities and the Broker-Dealer desires to provide such services to the Issuer with respect to the Offering; and Issuer is willing to engage Broker-Dealer to provide such services subject to the terms and conditions set forth below.

                                    Clauses:
                                    --------

         Now therefore, in consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:

         1. RECITALS ARE CORRECT.

         The foregoing recitals are true and correct as of the date of this Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF ISSUER.

         The Issuer covenants, represents, warrants and agrees as follows:

                   (a) The Issuer shall prepare and deliver to the Broker-Dealer such number of copies of the Transaction Document, business plan and any other deal documents, including schedules thereto, and amendments to any of them, (the "Offering Materials") as the Broker-Dealer may reasonably request for sale of the Securities, together with such other information with respect to the Issuer that the Broker-Dealer reasonably deems to be necessary in order to provide continuing information to investors with respect to their investment in the Issuer (to the extent that the Issuer possesses such information or can acquire it without unreasonable effort or expense and to the extent that the Issuer deems that such information is not confidential, unless the recipient of such information agrees to maintain the confidentiality of such information).

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                   (b) The Issuer will notify the Broker-Dealer immediately if, at any time, any event occurs as a result of which the Transaction Document would, to the Issuer's knowledge, include an untrue statement of material fact, or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements not misleading. If any event occurs as a result of which it shall become necessary to amend or supplement the Transaction Document, the Issuer shall prepare such amendments or supplements, promptly notify the Broker-Dealer of all amendments or supplements to the Transaction Document and provide the Broker-Dealer with a reasonable number of copies of same;

                   (c) To the Issuer's knowledge, the Offering Materials do not and will not include any untrue statement of material fact, nor do they or will they omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information relating to Broker-Dealer furnished in writing by Broker-Dealer expressly for use in the Offering Materials as to which the Issuer makes no representation);

                   (d) The Issuer shall reasonably cooperate with the Broker-Dealer in connection with the Offering, including making appropriate officers or principals of the Issuer reasonably available to the Broker-Dealer for meetings with prospective purchasers of the Securities;

                   (e) The Issuer will prepare definitive transaction documents for use in the Offering, including, without limitation, a subscription agreement, each of which shall be in form and substance reasonably satisfactory to Broker-Dealer and the Issuer. The Issuer will cause to be furnished to the Broker-Dealer and the purchasers at the closing of the Offering and at any subsequent closing the opinion of counsel set forth in the subscription agreement dated as of the closing date of the Offering or any subsequent closing, reasonably satisfactory to Broker-Dealer;

                   (f) Neither the execution and delivery of this Agreement, the consummation of the transactions herein contemplated, nor the compliance with the terms and provisions hereof shall conflict with or result in a breach of any of the terms, provisions or conditions of any obligation, agreement or instrument to which the Issuer is a party, including, without limitation, its articles of incorporation and bylaws, or violate, to Issuer's knowledge, any order directed to Issuer by any court of any governmental body or administrative agency having jurisdiction over the Issuer or any of the Issuer's affiliates or any law to which the Issuer is subject;

                   (g) The Issuer will use its commercially reasonable efforts to comply with all requirements imposed upon it under applicable provisions of the Securities Act of 1933, as amended (the "Securities Act") and the regulations thereunder, and all applicable state securities laws and regulations, so as to permit the offer and sale of the Securities throughout the offering period specified in the Transaction Document. The Issuer will use its commercially reasonable efforts to sell its Securities only to persons who are "accredited investors" within the meaning of Rule 501(a) of Regulation D of the Securities Act, and to conduct its participation in the Offering so that the Securities are sold in a transaction or series of transactions exempt from registration under Regulation D of the Securities Act;

                   (h) For so long as may be required for the sale by the Issuer of the Securities the Issuer shall be responsible for compliance with the filing requirements of the securities laws of states and other jurisdictions and shall make all filings and take all other actions as required in connection with compliance with such laws, in accordance with this Agreement and the Transaction Document;

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                   (i) The Issuer agrees to the sale of the Securities only
through (i) persons that are NASD members and their registered representatives; or (ii) other persons legally qualified to sell the Securities;

                   (j) The Issuer shall advise the Broker-Dealer whenever and as soon as they receive or learn of any order issued by the Securities and Exchange Commission, the NASD, any state regulatory agency or any other regulatory agency which prevents or suspends the offering or sale of the Securities, or receive notice of any proceedings regarding any such order;

                   (k) The Issuer shall use its commercially reasonable efforts to prevent the issuance of any order described in Section 2(j) above and to obtain the lifting of any such order if issued;

                   (l) The Issuer shall provide the Broker-Dealer, when received, a copy of any letter or other communication from the NASD concerning the Offering;

                   (m) The Issuer shall use commercially reasonable efforts not to take any action which would constitute a general solicitation or general advertising in connection with the sale of the Securities;

                   (n) The Issuer shall use its best efforts not to engage in any acts which will either cause any exemption from securities registration or permit to sell Securities to be lost or canceled where it knows at the time of engaging in such act that the result of doing so would be the loss or cancellation of such exemption or permit;

                   (o) To the Issuer's knowledge, the information as to itself that is set forth in this Agreement is correct and complete as of the date of this Agreement and will be correct and complete on the date the Offering is completed or halted, whichever comes first;

                   (p) The Issuer will apply the proceeds from the sale of the Securities substantially in accordance with the terms and conditions of the Offering Materials; and

                   (q) The Issuer is a corporation duly organized, validly existing, and in good standing under the laws of a state of the United States or a foreign country, with all requisite power and authority to enter into this Agreement and to carry out Issuer's obligations hereunder. The Agreement has been duly authorized, executed, and delivered by the Issuer and is a valid and binding obligation of Issuer.

         3. REPRESENTATIONS OF THE BROKER-DEALER.

         The Broker-Dealer hereby covenants, represents, warrants and agrees as follows:

                   (a) It is presently and will continue throughout the term of this Agreement to be a member in good standing of the NASD, and in the event the Broker-Dealer is no longer in good standing, then Broker-Dealer shall immediately notify the Issuer in writing and shall cease any offer of Securities by the Broker-Dealer;

                   (b) It is presently registered as a broker and a dealer under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and is a licensed broker/dealer under the laws of a state of the United States of America;

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                   (c) It is a corporation duly organized, validly existing, and in good standing under the laws of California, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The Agreement has been duly authorized, executed, and delivered by the Broker-Dealer and is a valid and binding obligation of the Broker-Dealer;

                   (d) The consummation of the transactions contemplated herein and those contemplated by the Offering Materials will not result in any breach of any of the terms or conditions of, or constitute a default under, any indenture, agreement, or other instrument to which the Broker-Dealer is a party, or violate any order directed to the Broker-Dealer by any court or any federal or state regulatory body or administrative agency having jurisdiction over the Broker-Dealer or over the Broker-Dealer's affiliates;

                   (e) It shall use its commercially reasonable efforts to find purchasers for the Securities from persons who are "accredited investors" within the meaning of Rule 501(a) of Regulation D of the Securities Act, and the Broker-Dealer will use its commercially reasonable efforts to conduct its participation in the Offering so that the Securities are sold in a transaction or series of transactions exempt from registration under of Regulation D of the Securities Act;

                   (f) For each offer or sale of Securities, the Broker-Dealer will deliver to the offeree or purchaser a Transaction Document. No solicitation material other than the Offering Materials, exhibits thereto and those other materials supplied by or approved by the Issuer and properly cleared by all necessary state and federal agencies shall be used in connection with the sale of Securities. The Broker-Dealer represents that it shall not give any information or make any representation in connection with the Offering other than those contained in the Offering Materials. The Broker-Dealer shall comply strictly with all restrictions and conditions reasonably placed by the Issuer on the manner, method and extent of making offers in order to comply with all federal and applicable state securities laws;

                   (g) It shall use commercially reasonable efforts not to take any action which would constitute a general solicitation or general advertising in connection with the sale of the Securities;

                   (h) It shall use its commercially reasonable efforts to comply with all federal, state, local and common laws, and all rules, regulation, and orders of any court or government agency applicable to the services of the Broker-Dealer, in connection with the Offering;

                   (i) It shall supply the Issuer with such written reports as the Issuer may from time to time reasonably request concerning the Broker-Dealer's activities relating to the offer and sale of the Securities; and

                   (j) It shall use its commercially reasonable efforts to promptly upon receipt of any and all checks, drafts and money orders received from prospective purchasers of the securities, transmit same together with the original, executed subscription documentation or, if not available, a copy of the signature page of such subscription documentation by noon of the next business day for immediate deposit into the Issuer's escrow account in accordance with Rule 15c2-4 under the Exchange Act, as amended, and NASD Notice to Members 84-64.

         4. DISCLAIMERS.

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         The Broker-Dealer shall have no obligation under this Agreement to make an independent appraisal of assets or investigation or inquiry as to any information regarding, or any representations of, the Issuer and shall have no liability hereunder in regard thereto. The Broker-Dealer shall have no obligation under this Agreement to purchase any securities for its own account, or to sell any securities or any specified number of securities.

         5. EXCLUSIVITY: COMPENSATION TO BROKER-DEALER. The Broker-Dealer shall be the exclusive placement agent of the Issuer and shall receive as compensation a cash commission of ten percent (10%) of the aggregate amount raised by the Broker-Dealer with respect to any Securities sold by the Issuer in the Offering; and the Broker-Dealer may reallow and pay a portion of the compensation to other broker-dealers who participate in the Offering. Compensation to the Broker-Dealer shall be paid upon each funding from the Escrow Account to the Issuer or on behalf of the Issuer. The Broker-Dealer acknowledges that the Issuer has discretion to accept or reject subscriptions, in whole or in part, and the Issuer acknowledges that the Broker-Dealer has discretion to accept or reject subscriptions, in whole or in part.

In addition, the Broker-Dealer shall receive from the Issuer a warrant exercisable for the purchase of a number of shares of Securities equal to ten percent (10%) of the number of Securities sold in the Offering. The exercise price of the Offering Warrant shall be equal to the price per share of the Offering, and shall be exercisable for five years from the date of issuance. The Issuer hereby grants the Broker-Dealer "piggyback" registration rights for the Securities, subject to any lockup agreement made between the Issuer and the lead underwriter of such registration and subject to the right of such underwriter to cutback or exclude any such Securities from the registration.

         6. PAYMENT OF BROKER-DEALER EXPENSES.

         The Issuer agrees to reimburse Broker-Dealer for all reasonable fees and expenses incurred in connection with the Offering, including any fees or expenses of Broker-Dealer's outside counsel in connection with the Offering.

         7. INDEMNIFICATION.

         The Broker-Dealer and the Issuer agree to indemnify each other as set forth below.

                   (a) The Issuer agrees to indemnify, defend and hold harmless the Broker-Dealer and its affiliates, as defined under the Exchange Act, and each of their officers, directors, employees, agents and representatives against any and all loss, liability claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened, or any claim whatsoever) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an indemnified party's gross negligence, bad faith, willful misconduct, an untrue statement, or alleged untrue statement or omission or alleged omission made in the Offering Materials,

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or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Issuer by any such indemnified party specifically for use in the preparation thereof.

                   (b) The Issuer will indemnify and hold harmless the Broker-Dealer and its affiliates, as defined under the Exchange Act, and each of their officers, directors, employees, agents and representatives against any civil lawsuits, civil claims, civil damages or civil liabilities, to which the Broker-Dealer and its affiliates, as defined under the Exchange Act, and each of their officers, directors, employees, agents and representatives may become subject under Section 15 of the Exchange Act, or otherwise, insofar as such civil losses, civil claims, civil damages or civil liabilities (or actions in respect thereof) arise out of or are based upon any direct sale of the Securities to investors by the Issuer with no involvement by the Broker-Dealer or any other indemnified party.

The foregoing indemnification agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Broker-Dealer or its affiliates within the meaning of the Securities Act.

                   (c) The Broker-Dealer agrees that it will indemnify, defend and hold harmless the Issuer and its affiliates and their respective officers, directors, employees, and agents of any of the foregoing from and against any loss, expense, claim, damage, or liability to which they may become subject under any applicable securities law or otherwise (including but not limited to any and all expense reasonably incurred in investigating, preparing or defending against any litigation, connected or threatened, or any claim whatsoever), insofar as any such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based on the actual or alleged unlawful sale by the Broker-Dealer of securities or an indemnified party's gross negligence, bad faith, willful misconduct or any untrue statement or alleged untrue statement of any material fact made by the Broker-Dealer other than in reliance upon and consistent with the Offering Materials or other written information furnished to the Issuer by any such indemnified party specifically for use in the preparation thereof.

         8. INDEPENDENT CONTRACTOR.

         It is agreed that the Broker-Dealer's relationship with the Issuer is as an independent contractor. Nothing contained herein shall be construed as creating a relationship of Issuer, any of its officers, directors, employees or agents, any affiliates of any of the foregoing, or other selling agents.

         9. TERMINATION.

         This Agreement may be terminated by either the Issuer or the Broker-Dealer at any time upon giving thirty (30) days prior written notice thereof to the other party. This Agreement shall further terminate immediately upon the occurrence of any of the following:

                   (a) Material breach of this Agreement by either party;

                   (b) Suspension or revocation of the Broker-Dealer's membership in the NASD or loss of good standing under the rules of any regulatory authority of a foreign country;

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(c) Suspension or revocation of the Broker-Dealer's license to act as a broker dealer by federal or state agency, which is not cured within ten (10) days of occurrence during which time this Agreement shall be deemed suspended; or (d) Termination or completion of the Offering.

         10. CONFIDENTIALITY OBLIGATION OF BROKER-DEALER.

         Broker-Dealer will keep confidential and not disclose to any third party any confidential information of Issuer made available to Broker-Dealer by Issuer, and will use the confidential information only in connection with the engagement hereunder, provided, however, such confidential information shall not include any information already available to or in the possession of Broker-Dealer prior to the date of its disclosure to Broker-Dealer by Issuer, any information in the Offering Materials or generally available to the public, or any information which becomes available to Broker-Dealer on a non-confidential basis from a third party who is not bound by a confidentiality obligation to Issuer; and provided further, that such confidential information may be disclosed (i) to Broker-Dealer's partners, employees, agents, advisors and representatives in connection with its engagement hereunder, who shall be informed of the confidential nature of the information and that such information is subject to a confidentiality agreement; (ii) to any person with the written consent of Issuer, including to any prospective investors; or (iii) if, upon the advise of counsel, Broker-Dealer is compelled to disclose such information pursuant to law, judicial process or regulatory demand or request; provided, however, that prior to any such disclosures Broker-Dealer (a) shall use its best efforts to notify Issuer promptly in writing of the order or request for disclosure and of the facts and circumstances surrounding such order or request so that Issuer may seek an appropriate protective order and (b) cooperate with Issuer in any proceeding to obtain an appropriate protective order.

         11. NOTICES.

         All notices and communications hereunder shall be in writing to the following addresses:

         Broker-Dealer:
         Hotovec, Pomeranz & Co.
         Attn:  Thomas Hotovec,
         44 Montgomery Street, Suite 800
         San Francisco, CA  94104

         Issuer:
         DUCT Utility Construction & Technologies, Inc.
         Attn: Randy Drew,
         1101 Saint Gregory Street, Suite 260
         Cincinnati, OH 45202

         All notices shall be sent first-class mail, postage prepaid. Notices shall be deemed received seventy-two (72) hours after mailing. Any party may change its address by notice in compliance with the terms of this Paragraph.

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         12. MISCELLANEOUS.

                   (a) This Agreement shall be governed by, subject to and construed in accordance with the laws of the State of California, United States of America, without regard to rules of conflicts of law.

                   (b) This Agreement may be executed in a number of identical counterparts, each of which shall be deemed to be an original, but all of which will constitute, collectively, one and the same Agreement.

                   (c) The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary to effectuate and carry out this Agreement.

                   (d) The captions used in this Agreement are for convenience only and shall not be construed in interpreting this Agreement.

                   (e) This Agreement shall be binding upon and inure solely to the benefits of the parties hereto, the indemnified parties hereunder and the successors, legal representatives, heirs and assigns of the foregoing. No purchaser of any of the securities sold by the Broker-Dealer in the Offering shall be construed as a successor or assign merely by reason of such purchase.

                   (f) This Agreement contains the entire understanding between the parties and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof, including, without limitation, that certain letter dated October 5, 2000 between Issuer and Broker-Dealer. This Agreement may be amended only by a written instrument executed by both of the parties hereto.

                   (g) All representatives, covenants, warranties and agreements contained herein are deemed to be made as of the date hereof and, as applicable, as of each closing of the Offering and shall not be affected by any investigation made by any party hereto or their Affiliates.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ISSUER:                                   BROKER-DEALER:
DUCT Utility Construction &               Hotovec, Pomeranz & Co.
Technologies, Inc.


By:   /s/  Randall A. Drew                By:   /s/  Steve Hotovec
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Name:                                     Name:
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Title:                                    Title:
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